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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): January 25, 2001


                                  SAFEWAY INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


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
             Delaware                           1-00041                      94-3019135
 -------------------------------      ------------------------        ----------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)
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             5918 Stoneridge Mall Road, Pleasanton, California 94588
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               (Address of principal executive offices) (Zip Code)

                                 (925) 467-3000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

        On January 25, 2001, Safeway Inc. issued a press release announcing its fourth quarter operating results.

        The press release, the contents of which are incorporated herein by reference, is set forth as Exhibit 99.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits:  The following exhibit is filed as part of this Report:

        99.1   Safeway Inc. press release dated January 25, 2001.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 25, 2001

                                   SAFEWAY INC.

                                   By: /s/ Robert A. Gordon
                                       -----------------------------------------
                                       Robert A. Gordon
                                       Senior Vice President and General Counsel

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                                  EXHIBIT INDEX

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
Exhibits
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
99.1                Press release of Safeway Inc. dated January 25, 2001.
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